UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  08/02/2011

News Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  001-32352

Delaware	26-0075658
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1211 Avenue of the Americas
New York, NY 10036
(Address of principal executive offices, including zip code)

212-852-7000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On August 2, 2011, News America Incorporated, a subsidiary of News Corporation, announced that it has extended until August 19, 2011 at 5:00 p.m., New York City time, the expiration date of its offer to exchange (i) up to $1,000,000,000 of its 4.50% Senior Notes due 2021 for an equal amount of its privately placed 4.50% Senior Notes due 2021 issued on February 16, 2011 and (ii) up to $1,500,000,000 of its 6.15% Senior Notes due 2041 for an equal amount of its privately placed 6.15% Senior Notes due 2041 issued on February 16, 2011. The exchange offer had been scheduled to expire at 5:00 p.m., New York City time on August 9, 2011.

A copy of the press release issued by News Corporation is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

Exhibit
Number          Description
________________________________________
99.1                 Press release, dated August 2, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

News Corporation

Date: August 02, 2011	By:	/s/ Janet Nova
Janet Nova
Senior Vice President and Interim Group General Counsel

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	Press release, dated August 2, 2011.